                                                                  Exhibit 99.(S)

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 20, 2007

                                        /s/ Manuel H. Johnson
                                        ----------------------------------------
                                        Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 20, 2007

                                        /s/ W. Allen Reed
                                        ----------------------------------------
                                        W. Allen Reed

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 20, 2007

                                        /s/ Michael E. Nugent
                                        ----------------------------------------
                                        Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 20, 2007

                                        /s/ Michael Bozic
                                        ----------------------------------------
                                        Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 20, 2007

                                        /s/ Joseph J. Kearns
                                        ----------------------------------------
                                        Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, Jules
Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF
THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 20, 2007

                                        /s/ Fergus Reid
                                        ----------------------------------------
                                        Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison,
Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF
THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 20, 2007

                                        /s/ James F. Higgins
                                        ----------------------------------------
                                        James F. Higgins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 20, 2007

                                        /s/ Kathleen A. Dennis
                                        ----------------------------------------
                                        Kathleen A. Dennis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 20, 2007

                                        /s/ Michael F. Klein
                                        ----------------------------------------
                                        Michael F. Klein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 20, 2007

                                        /s/ Frank L. Bowman
                                        ----------------------------------------
                                        Frank L. Bowman

                                   APPENDIX A

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                FEBRUARY 20, 2007

                                  RETAIL FUNDS

OPEN-END RETAIL FUNDS

     TAXABLE MONEY MARKET FUNDS

     Active Assets Government Securities Trust
     Active Assets Institutional Government Securities Trust (1)
     Active Assets Institutional Money Trust
     Active Assets Money Trust (1)
     Morgan Stanley Liquid Asset Fund Inc.
     Morgan Stanley U.S. Government Money Market Trust

     TAX-EXEMPT MONEY MARKET FUNDS

     Active Assets California Tax-Free Trust
     Active Assets Tax-Free Trust
     Morgan Stanley California Tax-Free Daily Income Trust
     Morgan Stanley New York Municipal Money Market Trust
     Morgan Stanley Tax-Free Daily Income Trust

     EQUITY FUNDS

     Morgan Stanley Allocator Fund
     Morgan Stanley Capital Opportunities Trust
     Morgan Stanley Developing Growth Securities Trust
     Morgan Stanley Dividend Growth Securities Inc.
     Morgan Stanley Equally-Weighted S&P 500 Fund
     Morgan Stanley European Equity Fund Inc.
     Morgan Stanley Financial Services Trust
     Morgan Stanley Focus Growth Fund
     Morgan Stanley Fundamental Value Fund
     Morgan Stanley Global Advantage Fund
     Morgan Stanley Global Dividend Growth Securities

     Morgan Stanley Health Sciences Trust
     Morgan Stanley Institutional Strategies Fund
     Morgan Stanley International Fund
     Morgan Stanley International SmallCap Fund
     Morgan Stanley International Value Equity Fund
     Morgan Stanley Japan Fund
     Morgan Stanley Mid-Cap Value Fund
     Morgan Stanley Multi-Asset Class Fund
     Morgan Stanley Nasdaq-100 Index Fund
     Morgan Stanley Natural Resource Development Securities Inc.
     Morgan Stanley Pacific Growth Fund Inc.
     Morgan Stanley Real Estate Fund
     Morgan Stanley S&P 500 Index Fund
     Morgan Stanley Small-Mid Special Value Fund
     Morgan Stanley Special Growth Fund
     Morgan Stanley Special Value Fund
     Morgan Stanley Technology Fund
     Morgan Stanley Total Market Index Fund
     Morgan Stanley Utilities Fund
     Morgan Stanley Value Fund

BALANCED FUND

     Morgan Stanley Balanced Fund

ASSET ALLOCATION FUND

     Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

     Morgan Stanley Convertible Securities Trust
     Morgan Stanley Flexible Income Trust
     Morgan Stanley FX Series Funds (2)
     -    FX Alpha Portfolio
     -    FX Alpha Plus Portfolio
     Morgan Stanley High Yield Securities Inc.
     Morgan Stanley Income Trust
     Morgan Stanley Limited Duration Fund
     Morgan Stanley Limited Duration U.S. Treasury Trust
     Morgan Stanley Mortgage Securities Trust
     Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS

     Morgan Stanley California Tax-Free Income Fund
     Morgan Stanley Limited Term Municipal Trust
     Morgan Stanley New York Tax-Free Income Fund
     Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

     Morgan Stanley Select Dimensions Investment Series

          o    Balanced Growth Portfolio

          o    Capital Opportunities Portfolio

          o    Developing Growth Portfolio

          o    Dividend Growth Portfolio

          o    Equally-Weighted S&P 500 Portfolio

          o    Flexible Income Portfolio

          o    Focus Growth Portfolio

          o    Global Equity Portfolio

          o    Growth Portfolio

          o    Money Market Portfolio

          o    Utilities Portfolio

     Morgan Stanley Variable Investment Series

          o    Aggressive Equity Portfolio

          o    Dividend Growth Portfolio

          o    Equity Portfolio

          o    European Equity Portfolio

          o    Global Advantage Portfolio

          o    Global Dividend Growth Portfolio

          o    High Yield Portfolio

          o    Income Builder Portfolio

          o    Limited Duration Portfolio

          o    Money Market Portfolio

          o    Income Plus Portfolio

          o    S&P 500 Index Portfolio

          o    Strategist Portfolio

          o    Utilities Portfolio

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

     Morgan Stanley Government Income Trust
     Morgan Stanley Income Securities Inc.
     Morgan Stanley Prime Income Trust
     Morgan Stanley Credit Opportunities Fund (2)

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

     Morgan Stanley California Insured Municipal Income Trust
     Morgan Stanley California Quality Municipal Securities
     Morgan Stanley Insured California Municipal Securities
     Morgan Stanley Insured Municipal Bond Trust
     Morgan Stanley Insured Municipal Income Trust
     Morgan Stanley Insured Municipal Securities
     Morgan Stanley Insured Municipal Trust
     Morgan Stanley Municipal Income Opportunities Trust
     Morgan Stanley Municipal Income Opportunities Trust II
     Morgan Stanley Municipal Income Opportunities Trust III
     Morgan Stanley Municipal Premium Income Trust
     Morgan Stanley New York Quality Municipal Securities
     Morgan Stanley Quality Municipal Income Trust
     Morgan Stanley Quality Municipal Investment Trust
     Morgan Stanley Quality Municipal Securities

                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.   Morgan Stanley Institutional Fund, Inc.

          o    Active International Allocation Portfolio

          o    Emerging Markets Portfolio

          o    Emerging Markets Debt Portfolio

          o    Focus Equity Portfolio

          o    Global Franchise Portfolio

          o    Global Real Estate Portfolio

          o    Global Value Equity Portfolio

          o    International Equity Portfolio

          o    International Growth Equity Portfolio

          o    International Magnum Portfolio

          o    International Real Estate Portfolio

          o    International Small Cap Portfolio

          o    Large Cap Relative Value Portfolio

          o    Small Company Growth Portfolio

          o    Systematic Active Large Cap Core Portfolio

          o    Systematic Active Small Cap Core Portfolio

          o    Systematic Active Small Cap Growth Portfolio

          o    Systematic Active Small Cap Value Portfolio

          o    U.S. Large Cap Growth Portfolio

          o    U.S. Real Estate Portfolio

          o    Active Extension Disciplined Large Cap Value Portfolio (2)

          o    Active Extension Large Cap Core Portfolio (2)

Morgan Stanley Institutional Fund Trust

     Active Portfolios:

          o    Advisory Foreign Fixed Income II Portfolio

          o    Advisory Foreign Fixed Income Portfolio

          o    Advisory Mortgage Portfolio

          o    Balanced Portfolio

          o    Core Fixed Income Portfolio

          o    Core Plus Fixed Income Portfolio

          o    Equities Plus Portfolio

          o    High Yield Portfolio

          o    Intermediate Duration Portfolio

          o    International Fixed Income Portfolio

          o    Investment Grade Fixed Income Portfolio

          o    Limited Duration Portfolio

          o    Long Duration Fixed Income Portfolio

          o    Mid-Cap Growth Portfolio

          o    Municipal Portfolio

          o    U.S. MidCap Value Portfolio

          o    U.S. SmallCap Value Portfolio

          o    Value Portfolio

     Inactive Portfolios:

          o    Advisory Portfolio Series 1

          o    Advisory Portfolio Series 2

The Universal Institutional Funds, Inc.

     Active Portfolios:

          o    Core Plus Fixed Income Portfolio

          o    Emerging Markets Debt Portfolio

          o    Emerging Markets Equity Portfolio

          o    Equity and Income Portfolio

          o    Equity Growth Portfolio

          o    Global Franchise Portfolio

          o    Global Real Estate Portfolio

          o    Global Value Equity Portfolio

          o    High Yield Portfolio

          o    International Growth Equity Portfolio

          o    International Magnum Portfolio

          o    Mid-Cap Growth Portfolio

          o    Small Company Growth Portfolio

          o    U.S. Mid-Cap Value Portfolio

          o    U.S. Real Estate Portfolio

          o    Value Portfolio

     Inactive Portfolios:

          o    Balanced Portfolio

          o    Core Equity Portfolio

          o    International Fixed Income Portfolio

          o    Investment Grade Fixed Income Portfolio

          o    Multi-Asset Class Portfolio

          o    Targeted Duration Portfolio

Morgan Stanley Institutional Liquidity Funds

          o    Government Portfolio

          o    Government Securities Portfolio (2)

          o    Money Market Portfolio

          o    Prime Portfolio

          o    Tax-Exempt Portfolio

          o    Treasury Portfolio

          o    Treasury Securities Portfolio (2)

CLOSED-END INSTITUTIONAL FUNDS

     Morgan Stanley Asia-Pacific Fund, Inc.
     Morgan Stanley China "A" Share Fund
     Morgan Stanley Eastern Europe Fund, Inc.
     Morgan Stanley Emerging Markets Debt Fund, Inc.
     Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (2)
     Morgan Stanley Emerging Markets Fund, Inc.
     Morgan Stanley Global Opportunity Bond Fund, Inc.
     Morgan Stanley High Yield Fund, Inc.
     Morgan Stanley Opportunistic Municipal High Income Fund (2)
     The India Investment Fund
     The Latin American Discovery Fund, Inc.
     The Malaysia Fund, Inc.
     The Thai Fund, Inc.
     The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

     Morgan Stanley Institutional Fund of Hedge Funds
     Morgan Stanley Institutional Fund of Hedge Funds II
     Alternative Investment Partners Absolute Return Fund
     Alternative Investment Partners Absolute Return Fund STS

(1)  Kathleen A. Dennis, Frank L. Bowman, Michael F. Klein and W. Allen Reed do
     not serve on the Board of Trustees of this fund.

(2)  This fund/portfolio has not commenced operations